UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                            --------------------

                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



    Date of report (Date of earliest event reported):  September 23, 2004




                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




      Maryland                   001-13145              36-4150422
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(State or other juris-        (Commission File         (IRS Employer
diction of incorporation)     Number)                  Identification
                                                       No.)




     200 East Randolph Drive, Chicago, IL                       60601
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    (Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)















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ITEM 5.02(B).  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
               ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      Nicholas J. Willmott, the Company's Global Controller and its principal accounting officer, has announced that he will resign from his position at Jones Lang LaSalle Incorporated effective October 15, 2004 in order to become the Chief Financial Officer of Kirkland & Ellis LLP, a law firm headquartered in Chicago. The Company thanks Mr. Willmott for his years of dedicated service and wishes him well in his new role.

      The Company is conducting a search for a new Global Controller, who will serve as the Company's principal accounting officer.


























































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


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 23, 2004          JONES LANG LASALLE INCORPORATED


                                    By:     /s/ Lauralee E. Martin
                                            ------------------------------
                                    Name:   Lauralee E. Martin

                                    Title:  Executive Vice President and
                                            Chief Financial Officer




















































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